UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 12, 2025

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Merritt 7, 4th Floor	Norwalk	Connecticut	06851
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry Into a Material Definitive Agreement.

On August 12, 2025, Terex Corporation (“Terex” or the “Company”) and certain of its subsidiaries entered into a Refinancing Facility Agreement and Amendment No. 3 (the “Amendment”) to the Amended and Restated Credit Agreement dated as of April 1, 2021 (as amended from time to time including by the Amendment, the “Amended Credit Agreement”), with certain of its subsidiaries, the lenders and issuing banks party thereto and UBS AG, Stamford Branch, as administrative agent and collateral agent (“UBSAG” or the “Administrative Agent”). The principal changes contained in the Amendment are (i) the Company’s U.S. Dollar denominated term loans will now bear interest at a rate of secured overnight financing rate (“SOFR”) plus 1.75%. Previously, the U.S. Dollar denominated term loans outstanding were priced at SOFR plus 2.00%, (ii) the spread on the revolving loans was reduced by 12.5 to 25 basis points and (iii) Terex International Financial Services Company Unlimited Company was removed as a borrower.

The foregoing summary does not purport to be complete and is qualified in all respects by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of a press release announcing the Company’s entry into the Amendment is included as Exhibit 99.1 to this Form 8-K.

UBSAG, or its affiliates, and certain lenders, or their affiliates, are party to other agreements with the Company and its subsidiaries, including the provision of commercial banking, investment banking, trustee and/or other financial services in the ordinary course of business of the Company and its subsidiaries.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 Refinancing Agreement and Amendment No. 3, dated as of August 12, 2025, among Terex Corporation, certain of its subsidiaries, the lenders and issuing banks party thereto and UBS AG, Stamford Branch, as administrative and collateral agent, relating to the Amended and Restated Credit Agreement, dated as of April 1, 2021, among Terex Corporation, certain of its subsidiaries, the lenders and issuing banks party thereto and UBS AG, Stamford Branch (as successor in interest to Credit Suisse AG, Cayman Islands Branch), as administrative agent and collateral agent..

99.1 Press Release of Terex Corporation issued on August 12, 2025

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2025

TEREX CORPORATION

By: /s/Scott J. Posner
Scott J. Posner
Senior Vice President
Secretary and General Counsel